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                                  EXHIBIT 10.67

                                 PROMISSORY NOTE

$1,750,000.00                                                 New York, New York
                                                                   July 11, 2002

          FOR VALUE RECEIVED, LAUGHLIN HOLDINGS LLC, a Delaware limited liability company, as maker, having its principal place of business at c/o Horizon Group Properties, Inc., 77 West Wacker Drive, Suite 4200, Chicago, Illinois 60601 ("BORROWER"), hereby unconditionally promises to pay to the order of UBS WARBURG REAL ESTATE INVESTMENTS INC., as lender, having an address at 1285 Avenue of the Americas, 11th Floor, New York, New York 10019 ("LENDER"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of One Million Seven Hundred Fifty Thousand and No/100 Dollars ($1,750,000.00), or so much thereof as is advanced, pursuant to that certain Mezzanine Loan Agreement dated the date hereof by and among Borrower, Medford Holdings LLC, a Delaware limited liability company, and Warrenton Holdings LLC, a Delaware limited liability company, and Lender (as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time, the "MEZZANINE LOAN AGREEMENT"), in lawful money of the United States of America, with interest thereon to be computed from the date of this Promissory Note (this "NOTE") at the Interest Rate (as defined in the Mezzanine Loan Agreement), and to be paid in accordance with the terms of this Note and the Mezzanine Loan Agreement. All capitalized terms not defined herein shall have the respective meanings set forth in the Mezzanine Loan Agreement.

                            ARTICLE 1: PAYMENT TERMS

          Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note and all other amounts due under the Mezzanine Loan Agreement and the other Mezzanine Loan Documents, from time to time outstanding, at the rates and at the times specified in the Mezzanine Loan Agreement, and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon and all other amounts due under the Mezzanine Loan Agreement and the other Mezzanine Loan Documents, shall be due and payable on the Maturity Date.

                       ARTICLE 2: DEFAULT AND ACCELERATION

          The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid on or prior to the date when due or if not paid on the Maturity Date or on the happening of any other Event of Default.

                            ARTICLE 3: LOAN DOCUMENTS

          This Note is secured by the Pledges and the other Mezzanine Loan Documents encumbering the Collateral relating to the Laughlin Mezzanine Loan. All of the terms, covenants and conditions contained in the Mezzanine Loan Agreement, the Pledges and the other Mezzanine

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Loan Documents encumbering the Collateral relating to the Laughlin Mezzanine
Loan are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Mezzanine Loan Agreement, the terms and provisions of the Mezzanine Loan Agreement shall govern.

                            ARTICLE 4: SAVINGS CLAUSE

          Notwithstanding anything to the contrary contained herein, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed to constitute interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward the payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                            ARTICLE 5: NO ORAL CHANGE

          This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                               ARTICLE 6: WAIVERS

          Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby jointly and severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Mezzanine Loan Agreement or the other Mezzanine Loan Documents made by agreement between Lender and any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Mezzanine Loan Agreement or the other Mezzanine Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Mezzanine Loan Agreement or the other Mezzanine Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term "Borrower," as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and its partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements

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contained herein shall remain in full force and be applicable, notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower," as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation which may be set forth in the Mezzanine Loan Agreement, the Pledges or any other Mezzanine Loan Document.)

                               ARTICLE 7: TRANSFER

          Upon the transfer of this Note by Lender, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Mezzanine Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

                             ARTICLE 8: EXCULPATION

          The provisions of Section 11.22 of the Mezzanine Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

           ARTICLE 9: GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS

     (A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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     (B)  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER
ARISING OUT OF OR RELATING TO THIS NOTE MAY, AT LENDER'S OPTION, BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

               SCHIFF HARDIN & WAITE
               150 EAST 52ND STREET, SUITE 2700
               NEW YORK, NEW YORK 10022
               ATTENTION: DAVID A. GROSSBERG, ESQ. (CHICAGO OFFICE)

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

                        ARTICLE 10: WAIVER OF JURY TRIAL

     BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS NOTE, THE PLEDGE OR THE OTHER MEZZANINE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO

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TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND IS INTENDED TO
ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

                       ARTICLE 11: SUCCESSORS AND ASSIGNS

     This Note shall be binding upon, and shall inure to the benefit of, Borrower and Lender and their respective successors and permitted assigns. Lender shall have the right to assign or transfer its rights under this Note in connection with any assignment of the Mezzanine Loan and the Mezzanine Loan Documents. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Note. Borrower shall not have the right to assign or transfer its rights or obligations under this Note without the prior written consent of Lender, as provided in the Loan Agreement, and any attempted assignment without such consent shall be null and void.

                               ARTICLE 12: NOTICES

          All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Mezzanine Loan Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

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          IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

                                           LAUGHLIN HOLDINGS LLC

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

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